Exhibit 10.42


                       THIRD AMENDMENT TO CREDIT AGREEMENT

         This Third Amendment to Credit Agreement (this "Amendment") is made as of December 31, 2000 by and among LandAmerica Financial Group, Inc. (formerly known as Lawyers Title Corporation) (the "Company"), Bank of America, N.A., (f/k/a Bank of America National Trust and Savings Association), individually and as agent (the "Agent"), and the other financial institutions signatory hereto (the "Banks").

                                    RECITALS:

         WHEREAS, the Company, the Agent and the Banks are parties to that certain Revolving Credit Agreement dated as of November 7, 1997 (as heretofore amended, the "Credit Agreement"); and

         WHEREAS, the Company, the Agent and the Banks desire to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  Defined  Terms.   Unless   otherwise  defined  herein,  all
capitalized terms used herein shall have the meanings given them in the Credit Agreement.

         SECTION 2. Amendment to Credit Agreement. The definition of "Debt Service Coverage Ratio" in Section 1.01 of the Credit Agreement is hereby amended by the addition of the following at the end:

         "In any calculation of the Debt Service Coverage Ratio for a period that includes the fiscal quarter ending December 31, 2000, income before equity in undistributed income of Subsidiaries, as calculated pursuant to clause (iii), shall be adjusted by the addition of write offs of goodwill made in said fiscal quarter, up to a maximum amount of $178,000,000."

         SECTION 3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the date (the "Effective Date") when the Company, the Agent and the Required Banks shall have executed and delivered this Amendment and upon a payment to each Bank, executing this Amendment prior to January 30, 2001, of an amendment fee equal to 0.10% of such Bank's Commitment.

         SECTION 4. Representations and Warranties of Company. The Company represents and warrants to the Agent and the Banks that:


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                  (a)      The representations  and warranties  contained in the
         Credit Agreement are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof (except to the extent specifically made with regard to a particular date).

                  (b) No Event of Default or Default has occurred and is continuing.

                  (c) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Company and this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                  (d) The execution, delivery and performance of this Amendment does not conflict with or result in a breach by the Company of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Company is a party or is subject.

         SECTION 5.  References to and Effect on the Credit Agreement.

                  (a) On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Banks under the Credit Agreement.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment shall be binding upon the respective parties hereto upon the execution and delivery of this Amendment by the Company, the Agent, and each Bank. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS

OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                LANDAMERICA FINANCIAL GROUP, INC.


                                By:     /s/ Ronald B. Ramos
                                   ---------------------------------
                                Title:  SVP & Treasurer
                                      ------------------------------


                                BANK OF AMERICA, N.A., as Agent and as a Bank


                                By:     /s/ Gary R. Peet
                                   ---------------------------------
                                Title:  Managing Director
                                      ------------------------------




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                                SUNTRUST BANK, as Documentation Agent and a Bank


                                By:     /s/
                                   ---------------------------------
                                Title:  Director
                                      ------------------------------

                                ALLFIRST BANK, as Co-Agent and a Bank


                                By:     /s/
                                   ---------------------------------
                                Title:  Senior Vice President
                                      ------------------------------

                                FLEET NATIONAL BANK, as Co-Agent and a Bank


                                By:     /s/
                                   ---------------------------------
                                Title:  Director
                                      ------------------------------

                                UNION BANK OF CALIFORNIA, N.A., as Co-Agent and a Bank


                                By:     /s/ Joseph M. Argabrite
                                   ---------------------------------
                                Title:  Vice President
                                      ------------------------------

                                COMERICA BANK, as a Bank


                                By:     /s/
                                   ---------------------------------
                                Title:  First Vice President
                                      ------------------------------

                                FIRST UNION NATIONAL BANK, as a Bank


                                By:     /s/ Daniel J. Norton
                                   ---------------------------------
                                Title:  Director
                                      ------------------------------

                                MELLON BANK, N.A.,  as a Bank


                                By:     /s/
                                   ---------------------------------
                                Title:  Assistant Vice President
                                      ------------------------------

                                PNC BANK, NATIONAL ASSOCIATION, as a Bank


                                By:     /s/
                                   ---------------------------------
                                Title:  Vice President
                                      ------------------------------